Exhibit 99.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 on Form 10-Q/A to the Quarterly Report on Form 10-Q of AOL Time Warner Inc., a Delaware corporation (the “Company”), for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

1. the Report, as amended, fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2003	/s/ RICHARD D. PARSONS
Richard D. Parsons Chief Executive Officer

Date: January 28, 2003	/s/ WAYNE H. PACE
Wayne H. Pace Chief Financial Officer